SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Information Statement

BT BRANDS, INC.
(Name of Registrant as Specified in Its Charter)

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BT BRANDS, INC.

405 Main Avenue West

Suite 2D

West Fargo, ND 58078

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

This Notice and the enclosed Information Statement are being distributed to the holders of record of the common stock of BT Brands, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), as of June 12, 2020 (the “Record Date”), as required by Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The purpose of the enclosed Information Statement is to inform our stockholders that on June 1, 2020, the Board of Directors of the Company (the “Board”) adopted resolutions approving the change of the Company’s state of incorporation from the state of Delaware to the state of Wyoming (the “Reincorporation”). On June 12, 2020, the holders of 100% of our outstanding shares of common stock adopted resolutions by written consent approving the Reincorporation. The enclosed Information Statement shall be considered the notice required under Section 228(e) of the General Corporation Law of the state of Delaware (“DGCL”).

Under the DGCL, the Reincorporation required the approval of the holders of record of all a majority of outstanding shares of common stock. The written consent that we received from our stockholders constitutes the only stockholder approval required to approve the Reincorporation under the DGCL, our certificate of incorporation and our bylaws.

Only stockholders of record as of June 12, 2020 will be sent a copy of this Notice and Information Statement.

The Reincorporation will become effective as soon as possible, but not sooner than 20 days following the date that this Information Statement is first mailed to our stockholders of record, upon the filing and acceptance of the Articles of Merger with the Secretary of State of Delaware and the Secretary of State of Wyoming. We expect to mail this Information Statement on or about [•], 2020. The entire cost of mailing this Information Statement will be borne by us.

Under Delaware law, our stockholders are entitled to dissenter’s rights of appraisal in connection with the Reincorporation; however, since all of our stockholders previously approved the Reincorporation, no stockholder will assert dissenter’s rights for the appraisal value of their shares of common stock.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

By Order of the Board of Directors,

/s/ Gary Copperud
Gary Copperud, Chief Executive Officer

[•], 2020

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BT BRANDS, INC.

INFORMATION STATEMENT

REGARDING ACTION TAKEN BY WRITTEN CONSENT

OF THE HOLDERS OF ALL OF THE OUTSTANDING SHARES

OF COMMON STOCK IN LIEU OF A MEETING.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED

IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

REINCORPORATION OF THE COMPANY

TO THE STATE OF WYOMING

FROM THE STATE OF DELAWARE

INTRODUCTION

This Information Statement advises the stockholders of BT Brands, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), of the approval by the Company’s Board of Directors (the “Board”), and by the holders of 100% of the outstanding shares of our common stock as of June 12, 2020 (the “Record Date”), of a change of the Company’s state of incorporation from the state of Delaware to the state of Wyoming (the “Reincorporation”) by means of a merger of the Company with and into a wholly-owned subsidiary of the Company, BT Brands, Inc., a Wyoming corporation (“BTB-Wyoming”), recently established to affect the Reincorporation. BTB-Wyoming will survive the merger and issue one share of its common stock for each outstanding share of the Company’s common stock in connection with the merger. The name of the Wyoming corporation, which will be the successor to the Company, will be BT Brands, Inc.

The Company’s Board may abandon the Reincorporation at any time prior to the Effective Time if it determines that the Reincorporation is inadvisable for any reason.

MECHANICS OF THE REINCORPORATION

The Reincorporation will be affected by the merger of the Company with and into BTB-Wyoming, a wholly-owned subsidiary of the Company that has been incorporated under the Wyoming Business Corporation Act (the “WBCA”) for purposes of the Reincorporation, pursuant to the terms of an Agreement and Plan of Merger, a copy of which is attached to this Information Statement as Appendix A (the “Plan”). After the Reincorporation, the Company will cease to exist and BTB-Wyoming will be the surviving corporation and will continue to operate the business of the Company as it existed prior to the Reincorporation.

The Reincorporation will be effective after we file with the Delaware Secretary of State a certificate of merger (the “Certificate Merger”) and file with the Wyoming Secretary of State articles of merger (the “Articles of Merger”) (the “Effective Time”). No action with respect to the Reincorporation, including the filing of the Certificate of Merger or the Articles of Merger, will occur less than 20 days after the date this Information Statement is first mailed to or otherwise delivered to our stockholders.

After the Effective Time, BTB-Wyoming will be governed by the articles of incorporation of BTB-Wyoming as filed with the Wyoming Secretary of State e “Wyoming Charter”) and bylaws that conform to Wyoming corporate and other laws (the “Wyoming Bylaws” and the Wyoming Charter and the Wyoming Bylaws are collectively referred to herein as the “Wyoming Governing Documents”). Copies of the Wyoming Governing Documents are attached to this Information Statement as Appendix A and Appendix B.

Upon the Effective Time, each outstanding share of Company common stock will automatically be converted into one share of the common stock of BTB-Wyoming. In addition, each outstanding warrant to purchase shares of Company common stock will be converted into a warrant to purchase a like number of shares of BTB-Wyoming common stock at the same exercise price with no other changes in the terms and conditions of such warrants. Each outstanding share of Company common stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be an authorized and issued share of the common stock of BTB-Wyoming.

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AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE STOCKHOLDERS

Under the Delaware General Corporations Law (“DGCL”) and the Company’s Amended and Restated Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock, having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Under the DGCL, the merger of a Delaware corporation with and into an entity organized under the laws of another jurisdiction requires the approval of the holders of a majority of the outstanding securities.

Currently, our common stock is the only class of securities outstanding. On the Record Date, there were 8,086,005 shares of common stock outstanding, with the holders thereof being entitled to cast one vote per share.

Our Board unanimously approved the Reincorporation and the adoption of the Wyoming Governing Documents on June 1, 2020, subject to stockholder approval, and on June 12, 2020, we received approval of the Reincorporation from the holders of 100% of our outstanding shares of common stock.

Accordingly, we have obtained all corporate approval required for the Reincorporation. We do not require and we are not seeking any further consent to the Reincorporation. This Information Statement is furnished solely for the purposes of advising stockholders of the approval of the Reincorporation and giving stockholders notice of the Reincorporation, as required by the DGCL and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act complete the Reincorporation by filing the Certificate Merger with the Delaware Secretary of State and the Articles of Merger with the Wyoming Secretary of State.

REASON FOR THE REINCORPORATION

The primary reason that our Board approved the Reincorporation is to reduce the amount of annual fees payable to the jurisdiction of our incorporation. Delaware charges an annual franchise fee which is calculated based on a formula that considers the amount of a corporation’s assets, the par value of its authorized stock and the number of shares of stock outstanding. During 2019, our first and only full year as a Delaware corporation, we paid annual franchise taxes to Delaware of $11,548. Wyoming charges an annual license tax which is calculated as by multiplying the corporation’s assets by $0.0002. During 2019, we believe that we would have paid annual license taxes to Wyoming in the amount of $50. Our business plan includes expansion through the acquisition of new restaurants for which we expect to pay consideration consisting of a combination of cash and shares of stock. We may issue significant numbers of shares of stock in connection with one or more acquisitions. Over time, as we increase our asset base and the number of shares that are outstanding, our franchise tax will continue to rise. In Wyoming, our annual license tax will increase based upon a small percentage of the assets we acquire. The additional cash to us each year resulting from the lower annual fees we would pay to Wyoming as compared to Delaware can be allocated to activities that directly benefit our corporation and our stockholders as the owners of the Company.

Since the holders of all outstanding shares of our common stock approved the Reincorporation, no stockholder will be seeking to assert dissenter’s rights to receive the appraisal value of their common stock.

EFFECTS ON THE COMPANY

General

The Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company’s current employees, including management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 405 Main Avenue West, Suite 2D, West Fargo, North Dakota. The consolidated financial condition and results of operations of BTB-Wyoming immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the Effective Date, the board of directors of BTB-Wyoming will consist of those persons elected to the current Board of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as the executive officers of BTB-Wyoming, without a change in title or responsibilities. Upon the Effective Date, BTB-Wyoming will be the successor in interest to the Company.

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Effect of the Reincorporation on the Company’s Securities

Capital Stock

The authorized capital stock of the Company currently consists of 50,000,000 shares of common stock and 2,000,000 shares of preferred stock, each with a par value of $0.001 per share. Upon effectiveness of the Reincorporation, the classes and number of shares of authorized capital stock of BTB-Wyoming will be the same as the classes and number of shares of authorized capital stock of the Company immediately prior to the Reincorporation, except that we will reduce the par value per share of capital stock to $0.0001 per share. Pursuant to the Plan, each share of common stock that is issued and outstanding immediately prior to the Reincorporation automatically will be converted into one share of common stock of BTB-Wyoming.

Each stock certificate representing issued and outstanding shares of common stock of the Company will continue to represent the same number of shares of common stock of BTB-Wyoming without any action on the part of the stockholder.

As of the date of this Information Statement, the Company does not have outstanding shares of preferred stock.

Other Securities

As of the date of this Information Statement, the Company there are warrants outstanding entitling the holders to purchase an aggregate of 237,807 shares of common stock of the Company, all of which will automatically convert into warrants to purchase a like number of shares of common stock of BTB-Wyoming at the same exercise price and the other terms and conditions of such warrants existing prior to the Effective Date.

No Effect on the Quotation of Common Stock and the Company’s SEC Reporting Obligations

Our common stock recently was admitted to quotation on the OTCQB under the trading symbol “BTBD.” The Reincorporation will not affect the quotation of the Company’s shares of common stock on the OTCQB. BTB-Wyoming will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities and Exchange Commission (“SEC”). Shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable as shares of BTB-Wyoming common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of BTB-Wyoming common stock. The Reincorporation will not change the respective positions of the Company or its stockholders under federal securities laws.

No Action is Required by Stockholders to Receive Shares of BTB-Wyoming

No action will be required on the part of the Company’s stockholders to receive shares of BTB-Wyoming upon completion of the Reincorporation. Pursuant to the Plan, the issued and outstanding shares of common stock of the Company will automatically be converted into shares of common stock of BTB-Wyoming and certificates representing shares of common stock of the Company will automatically be deemed to represent shares of common stock of BTB-Wyoming.

Stockholders are not Required to Exchange their Certificates

Stockholders are not required to exchange certificates evidencing shares of the Delaware corporation for certificates evidencing shares of the Wyoming corporation. Stockholders that wish to receive certificates of BTB-Wyoming in exchange for their certificates of the Company, may submit their certificates for exchange to the Company’s transfer agent at:

Action Stock Transfer Corporation

2469 E. Fort Union Blvd.

Suite 214

Salt Lake City, UT 84121

Telephone number: (801) 274-1088

Email: mailto:action@actionstocktransfer.com

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Delaware and Wyoming Governing Laws and Documents

Upon the effectiveness of the Reincorporation, the Company will change its state of incorporation to Wyoming and will thereafter be governed by the WBCA, the Wyoming Charter and the Wyoming Bylaws. There are certain differences between the rights of our stockholders under:

•	the WBCA, the Wyoming Charter and the Wyoming Bylaws (together, the “Wyoming Governing Documents”) (collectively, such rights, the “Wyoming Rights”); and

•	the DGCL, the Company’s existing Delaware Certificate of Incorporation (the “Delaware Charter”) and Delaware Bylaws (the “Delaware Bylaws” and together with the Delaware Charter, the “Delaware Governing Documents”) (collectively, such rights, the “Delaware Rights”), copies of which have been filed with the Securities and Exchange Commission.

Although the DGCL and the WBCA currently in effect are similar in many respects, certain differences will affect the rights of our stockholders after the Reincorporation is completed. The following discussion summarizes aspects of the Delaware Rights and the Wyoming Rights considered by management to be significant and is qualified in its entirety to the full text of the Wyoming Governing Documents, the Delaware Governing Documents, the WBCA and the DGCL.

Provision	Delaware	Wyoming
Dividends

Under the DGCL, the board of directors of a may declare and pay dividends on shares of its capital stock either: (i) out of its surplus, as defined in and computed in accordance with the DGCL; or (ii) if there is no surplus, out of the corporation’s net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Share dividends: A corporation may pay a dividend in shares of capital stock. If the dividend is paid in shares of unissued capital stock the board of directors must direct that there be designated as capital in respect of such shares an amount which is not less than the aggregate par value of the capital stock being declared as a dividend; however, no designation as capital is necessary if shares are being distributed by a corporation pursuant to a split-up or division of its stock rather than as payment of a dividend declared payable in stock of the corporation.

Under the WBCA, the board of directors may authorize and the corporation may make distributions to its stockholders, provided that, a distribution may not be made if, after giving it effect: the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. A corporation may make a distribution, among other ways, by: (i) the purchase, redemption, or other acquisition of the corporation’s shares; or (ii) the distribution of indebtedness.

Share dividends: Unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the stockholders or to the stockholders of 1 or more classes or series; provided that shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless: (i) the articles of incorporation so authorize; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued.

The Wyoming Charter permits the us to declare and pay a dividend in shares of one class or series of capital stock to the holders of shares of another class or series of shares of capital stock but only if the designation of such class or series of capital stock to which the dividend would be declared and paid requires such distributions. The Board has the authority to provide for the payment of dividends as contemplated by the foregoing sentence in the designation of any class or series of capital stock hereafter authorized to be issued by the corporation.

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Removal of Directors

With limited exceptions applicable to classified boards and cumulative voting provisions, under the DGCL directors may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors. Under the DGCL, directors may not be removed by the board of directors. The Delaware Bylaws provide that any director or the entire Board of Directors may be removed either with or without cause at any time by the affirmative vote of the holders of a majority of the shares then entitled to vote for the election of directors at any annual or special meeting of the stockholders called for that purpose or by written consent

The WBCA provides that, with limited exceptions applicable to classified boards and cumulative voting provisions, the stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

The Wyoming Bylaws provide that at a special meeting called expressly for the purpose of removal of directors, the stockholders entitled to vote for a director may remove such Director, with or without cause, by the affirmative vote of the holders of 66⅔% of the shares then entitled to vote for such director.

Filling Board Vacancies and Newly Created Vacancies

The Delaware Bylaws provide that a vacancy on the Board, whether created as a result of the death, resignation or otherwise, or a newly created directorships created by an increase in the total number of directors may be filled solely by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, unless the Board of Directors determines that any such vacancies or newly created directorships shall be filled by the stockholders.

Under the DGCL, vacancies and newly created directorships may also be filled by the stockholders entitled to vote thereon unless the bylaws otherwise provide.

The Wyoming Bylaws provide that a vacancy on the Board, whether created as a result of death, resignation or otherwise, or a newly created directorships created by an increase in the total number of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum. Under the WBCA, vacancies and newly created directorships may also be filled by the stockholders entitled to vote thereon unless the articles of incorporation provide otherwise. The Wyoming Bylaws do not provide otherwise.

Stockholder Right to Call Special Meetings

Under the Delaware Bylaws, special meetings of stockholders may be called only by the affirmative vote of a majority of the Board, the Chairman of the Board, the Chief Executive Officer or the President.

Under the Wyoming Bylaws, special meetings of stockholders may be called only by the affirmative vote of a majority of the Board, the Chairman of the Board, the Chief Executive Officer or the President.

Stockholder Action by Written Consent

Under the DGCL, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Under the Delaware Charter, stockholders can take action by written consent if stockholders holding not less than the minimum number of votes required to authorize or take such action consent.

Under the WBCA, an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all stockholders entitled to vote on the action. Wyoming law also allows a corporation’s articles of incorporation to provide that any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting the forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at the meeting at which all shares entitled to vote on the action were presented and voted.

The Wyoming Charter permits action to be taken by written consent of the stockholder as described above.

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Notice of Stockholder Meetings

Under the DGCL and the Delaware Bylaws, notice of stockholder meetings may be given by mail, courier service, email (unless the stockholder has notified the Company of an objection to receiving notice by email) or another form of electronic transmission consented to by the stockholder. Notice to each stockholder, regardless of method of delivery, will be delivered not less than 10 nor more than 60 days before the meeting.

Under the WBCA, notice shall be in writing unless oral notice is reasonable under the circumstances. Notice by electronic transmission is written notice.

Notice may be communicated in person; by telephone, telegraph, teletype, or other form of wire or wireless communication; or by mail or courier. Written notice is effective upon deposit in the mail or when electronically transmitted to the stockholder in a manner authorized by the stockholder. Notice to each stockholder will be delivered not less than 10 nor more than 60 days before the meeting.

The Wyoming Bylaws default to the WBCA with respect to notice of stockholder meetings and permit notice by electronic means.

Advance Notice Requirements

Under the Delaware Bylaws, in order to submit a proposal or director nomination at an annual meeting of stockholders, stockholders must provide the Company with advance notice of such proposal or nomination not less than 90 nor more than 120 days prior to the first anniversary of the previous year’s annual meeting; provided, however, that if the date of the upcoming meeting is delayed or advanced more than 30 days from such anniversary, then the notice must be received on the later of the 60th day prior to the upcoming annual meeting date or the 10th day following the day on which public announcement of the upcoming annual meeting date is first made.

Under the Wyoming Bylaws, in order to submit a proposal or director nomination at an annual meeting of stockholders, stockholders must provide the Company with advance notice of such proposal or nomination not less than 90 nor more than 120 days prior to the first anniversary of the previous year’s annual meeting; provided, however, that if the date of the upcoming meeting is delayed or advanced more than 30 days from such anniversary, then the notice must be received on the later of the 60th day prior to the upcoming annual meeting date or the 10th day following the day on which public announcement of the upcoming annual meeting date is first made.

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Stockholder Vote Required for Certain Transactions

Under the DGCL, a merger, consolidation or sale of all or substantially all of a corporation’s assets must generally be approved by the corporation’s board of directors and a majority of the outstanding shares entitled to vote.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 90% of the subsidiary’s outstanding stock), there is no requirement of stockholder approval from either corporation, provided the subsidiary is merged into a parent corporation.

The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

(a) the plan of merger does not amend the existing certificate of incorporation;

(b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

(c) either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or (ii) the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under the WBCA, a merger, consolidation or sale of all or substantially all of a corporation’s assets must generally be approved by the corporation’s board of directors and the holders of a majority of the outstanding shares entitled to vote.

In a merger between a parent and a subsidiary corporation (in which the parent owns at least 80% of the subsidiary’s outstanding stock), there is no requirement of stockholder approval from either corporation, unless the articles of incorporation of any of the corporations otherwise provide, and unless, in the case of a foreign subsidiary, approval by the subsidiary’s board of directors or stockholders is required by the laws under which the subsidiary is organized.

Under the WBCA, approval by a corporation’s stockholders of a plan of merger or share exchange is not required if:

(i) the corporation will survive the merger or is the acquiring corporation in a share exchange;

(ii) its articles of incorporation will not be changed, other than certain permitted amendments;

(iii) each stockholder of the corporation whose shares were outstanding immediately before the effective date of the merger or share exchange will hold the same number of shares, with identical preferences, limitations, and relative rights, immediately after the effective date of change.

A sale, lease, exchange, or other disposition of a corporation’s assets requires stockholder approval if the disposition would leave the corporation without a significant continuing business activity. If a corporation retains a business activity that represented at least 25% of total assets at the end of the most recent fiscal year, and 25% of either income from continuing operations or revenues from continuing operations for that fiscal year, the corporation will be deemed to have retained a significant continuing business activity and no stockholder approval will be required.

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Directors’ Standard of Conduct

Directors standards of conduct are governed by case law that hold that directors of Delaware corporations are subject to the fiduciary duties of care and loyalty (which include the subsidiary duties of good faith, oversight and disclosure).

The duty of care requires informed, deliberative decision-making based on all material information reasonably available.

The duty of loyalty requires acting (including deciding not to act) on a disinterested and independent basis, in good faith, with an honest belief that the action is in the best interests of the corporation and its stockholders.

Under the WBCA, a director, when discharging his or her duties, must act in good faith and in a manner he or she reasonably believes to be in or at least not opposed to the best interests of the corporation. The members of the board or a committee of the board, when becoming informed in connection with their decision-making function or devoting attention to their oversight function, are required to discharge their duties with the care that a person in a like position would reasonably believe appropriate under similar circumstances.

Limitations on Director Liability; Exculpation

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for monetary damages for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The Delaware Charter contains a provision eliminating the personal liability of directors for monetary damages to the fullest extent permitted by law.

The WBCA provides generally that a director shall not be liable to the corporation or its stockholders for any decision to take or not to take action, or any failure to take any action including abstaining from voting after full disclosure, as a director, unless the party asserting liability in a proceeding establishes the following: (i) that certain enumerated defenses to liability were not asserted, including a provision in the articles of incorporation limiting liability in the manner allowed by Wyoming law; and (ii) the challenged conduct consisted or was the result of (a) an action not in good faith, (b) a decision which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation, (c) lack of objectivity or lack of independence, due to familial, financial, or business relationships, (d) failure to devote timely attention to the business and affairs of the corporation, or (e) receipt of an improper financial benefit.

The WBCA provides that directors shall not be personally liable to a corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the corporation or its stockholders, (iii) for participating in unlawful distributions to stockholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

The Wyoming Charter and the Wyoming Bylaws contain provisions eliminating the personal liability of directors for monetary damages to the fullest extent permitted by law.

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Indemnification

Under the DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to a proceeding (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation against amounts reasonably incurred by the person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful on the merits or otherwise in defending himself or herself.

The Delaware Charter contains a provision requiring indemnification of directors, officers, employees or agents to the fullest extent permitted by law and advancement of expenses, if requested. The Delaware Bylaws also require the Company to indemnify employees and to advance expenses to any person entitled to indemnification upon request.

Under the WBCA, a corporation may indemnify an individual who is a party to a proceeding because the individual is a director against liability incurred in the proceeding if: (a)(i)(A) The director conducted himself in good faith; and (B) He reasonably believed that his conduct was in or at least not opposed to the corporation’s best interests; and (C) In the case of any criminal proceeding, the director had no reasonable cause to believe his conduct was unlawful; or (ii) the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by the WBCA.

(b) Unless ordered by a court, a corporation may not indemnify a director under this section: (i) In connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the standard of conduct under the WBCA (described above under the heading “Limitations on Director Liability; Exculpation”); or (ii) In connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that he received a financial benefit to which he was not entitled, whether or not involving action in the director’s capacity.

The Wyoming Charter and Wyoming Bylaws contain provisions requiring the Company to indemnify directors and officers to the fullest extent permitted by law.

Business Opportunities

The DGCL does not codify standards of conduct with respect to the business or corporate opportunities, rather, such standards are described in court opinions. As described by the Delaware Supreme Court, the corporate opportunity doctrine “holds that a corporate officer or director may not take a business opportunity for his own if: (1) the corporation is financially able to exploit the opportunity; (2) the opportunity is within the corporation’s line of business; (3) the corporation has an interest or expectancy in the opportunity; and (4) by taking the opportunity for his own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

Under the WBCA, a director’s taking advantage, directly or indirectly, of a business opportunity may not be the subject of equitable relief, or give rise to an award of damages or other relief against the director, in a proceeding by or in the right of the corporation on the ground that the opportunity should have first been offered to the corporation, if before becoming legally obligated respecting the opportunity the director brings it to the attention of the corporation and: (i) action by qualified directors disclaiming the corporation’s interest in the opportunity is taken in compliance with the procedures set forth in the WBCA as if the decision being made concerned a director’s conflicting interest transaction; or (ii) stockholders’ action disclaiming the corporation’s interest in the opportunity is taken in compliance with the procedures set forth in the WBCA, as if the decision being made concerned a director’s conflicting interest transaction, except that, rather than making required disclosure, in each case the director shall have made prior disclosure to those acting on behalf of the corporation of all material facts concerning the business opportunity that are then known to the director.

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Appraisal Rights

Under the DGCL, stockholders of record who follow certain procedures are generally entitled to appraisal rights only in the case of certain mergers or consolidations.

However, appraisal rights are generally not available under the DGCL with respect to shares of any class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders unless the shares are entitled to receive in the merger or consolidation anything other than:

(a) shares of stock of the corporation surviving or resulting from such merger or consolidation,

(b) shares of stock of any other corporation which at the effective date of the merger of consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders,

(c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or

(d) any combination of clauses (a), (b), or (c).

In cases where appraisal rights are available, the DGCL permits a stockholder who has received notice of appraisal rights, and who has not voted in favor of the merger (i.e., the stockholder can either vote against or abstain from voting) and who has submitted a timely written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholders’ shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation.

Under the WBCA, stockholders of record who follow specified procedures are generally entitled to appraisal rights in the event of any of the following corporate actions: (i) consummation of a plan of merger or consolidation in which stockholder approval is required or where the corporation is a subsidiary that is merged with its parent; (ii) consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the exchange; (iii) certain dispositions of assets if the stockholder is entitled to vote on such disposition; (iv) certain amendments to the articles of incorporation; (v) any amendment to the articles of incorporation, merger, share exchange, or disposition of assets if specifically provided for in the articles of incorporation, bylaws, or resolution of the board of directors; (vi) a transfer or domestication if the stockholder does not receive shares in the foreign corporation resulting from the transfer or domestication that have terms as favorable to the stockholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the stockholder before the transfer or domestication; (vii) a conversion of the corporation to nonprofit status; or (viii) a conversion of the corporation to an unincorporated entity.

However, appraisal rights are generally not available under the WBCA with respect to shares of any class or series of stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders and a market value of at least $20,000,000.

In cases where appraisal rights are available, if a stockholder who has conformed to required procedures is not satisfied with the fair value of the shares proposed by the corporation to be paid to stockholders asserting their appraisal rights, such stockholder may make a demand for payment and if such demand remains unsettled, the corporation is required to commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it must pay each stockholder demanding appraisal rights whose demand remains unsettled the amount demanded plus interest.

Under the WBCA, a court in an appraisal proceeding may assess the costs of the proceeding against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds the stockholders demanding appraisal rights acted arbitrarily or not in good faith.

Neither the Wyoming Charter nor the Wyoming Bylaws modify the statutory appraisal rights provided under the WBCA.

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Stockholder Right to Inspect Stockholder List

Under the DGCL, any stockholder may upon making a demand under oath stating the purpose thereof, inspect the stockholders’ list for any purpose reasonably related to the person’s interest as a stockholder. In addition, for at least 10 days prior to each stockholder meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Under the WBCA, a stockholder is entitled to inspect and copy the stockholders list and certain other corporate records if the stockholder gives the corporation written notice of the stockholder’s demand at least 5 days before the date on which the stockholder wishes to inspect and copy. In addition, for at least 2 business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, a Wyoming corporation must make available for inspection and copy a list of stockholders entitled to vote at the meeting.

Business Combinations with Interested Stockholders

Under the DGCL, subject to certain exceptions specified therein, a corporation is prohibited from engaging in any “business combination” with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless:

(a) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or

(c) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

An “interested stockholder” under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who is an affiliate or associate of the corporation and owned at least 15% within the preceding three years.

“Business combinations” under the DGCL include, subject to certain exceptions specified therein, mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets of the corporation or one of its majority-owned subsidiaries with an aggregate market value which either equals 10% or more of the corporation’s consolidated assets or outstanding stock; issuances and transfers to an interested stockholder of stock; any transaction with an interested stockholder that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of any benefit from loans, guarantees, pledges or other financial benefits provided by the corporation.

A Delaware corporation may elect to waive the above restriction in its certificate of incorporation.

The Delaware Charter does not exclude BTB-Wyoming from the restrictions imposed under Section 203 of the DGCL.

Under the WBCA, a “qualified corporation” is prohibited from engaging in a “combination” with an “interested stockholder” for 3 years following the date that such person becomes an interested stockholder and places certain restrictions on such combinations even after the expiration of the three-year period. A “qualified corporation” is large publicly traded corporation (i.e. more than $10 million in assets), incorporated in Wyoming and which has “substantial business operations” in Wyoming (as set forth in the Wyoming Statutes) With certain exceptions, an interested stockholder is a person or group that owns fifteen-percent (15%) or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of fifteen-percent (15%) or more of such voting stock at any time within the previous two years. A Wyoming corporation may elect not to be governed by this provision by either a specific provision in in its articles of incorporation or a statement in its bylaws that it elects not to be subject to these restrictions. BTB-Wyoming’s bylaws include a statement that it elects not to be subject to these restrictions.

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Transactions with Officers and Directors

Under the DGCL, a contract or transaction between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if:

(a) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

(b) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Under the WBCA, a transaction between a corporation and a director may not be the subject of equitable relief, or give rise to an award of damages on the ground that the director has an interest in the transaction, if it is not a director’s “conflicting interest transaction.”

A “director’s conflicting interest transaction” is a transaction: (A) to which the director is a party; or (B) respecting which the director had knowledge and a material financial interest known to the director; or (C) respecting which the director knew that a related person was a party or had a material financial interest.

A transaction is not a director’s conflicting interest transaction if: (i)(A) the director’s action respecting the transaction was approved by a majority of the disinterested directors or the holders of a majority of the outstanding shares, excluding the shares held by the interested director but only if the stockholders were provided with all material information relating to the transaction, including the existence and nature of the director’s conflicting interest; and (B) all facts known to the director respecting the subject matter of the transaction that a director free of such conflicting interest would reasonably believe to be material in deciding whether to proceed with the transaction, or (ii) The transaction, judged according to the circumstances at the relevant time, is established to have been fair to the corporation, meaning that it was fair in terms of the director’s dealings with the corporation and comparable to what might have been obtainable in an arm’s length transaction, given the consideration paid or received by the corporation..

Exclusive Forum

As permitted under the DGCL, the Delaware Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, (a) the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Delaware Charter or the Delaware Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine (or, if the Court of Chancery does not have jurisdiction, then the Superior Court of the State of Delaware, or if no state court in Delaware has jurisdiction, the federal district court for the District of Delaware); and (b) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The WBCA does not have a corresponding provision regarding forum exclusivity.

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Amendments to Charter

Under the DGCL, except for certain ministerial changes, and except where a greater stockholder vote is required by a certificate of incorporation, a corporation’s certificate of incorporation may be amended only if the board adopts a resolution setting forth the proposed amendment and deeming it advisable and such proposed amendment is approved by the holders of a majority of the outstanding stock entitled to vote on such amendment.

However, wherever the certificate of incorporation requires action by the board or the holders of securities having voting power that is greater than is required by law, such provision may not be altered, amended or repealed except by such greater vote.

Additionally, the DGCL provides that the holders of the outstanding shares of a class shall be entitled to vote as a class on any amendment, whether or not entitled to vote thereon by the certificate of incorporation, to increase or decrease the aggregate number of authorized shares of such class (unless the certificate of incorporation provides otherwise), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely (provided that in the case of any such amendment that adversely affects the powers, preferences or special rights of one or more series of any class but does not so affect the entire class, then only the shares of the series so affected shall be considered a separate class for this purpose)..

Under the WBCA, except where a greater stockholder vote is required by the articles of incorporation, a corporation’s articles of incorporation may be amended only if the board adopts a resolution setting forth the proposed amendment and deeming it advisable and such proposed amendment is approved by the holders of a majority of the outstanding stock entitled to vote on such amendment.

However, wherever the certificate of incorporation requires action by the board or the holders of securities having voting power that is greater than is required by law, such provision may not be altered, amended or repealed except by such greater vote.

The WBCA further provides that the holders of the outstanding shares of a class shall be entitled to vote as a class on any amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would: (i) effect an exchange or reclassification of all or part of the shares of the class into shares of another class; (ii) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class; (iii) change the rights, preferences, or limitations of all or part of the shares of the class; (iv) change the shares of all or part of the class into a different number of shares of the same class; (v) create a new class of shares having rights or preferences with respect to distributions or to dissolution that are prior or superior to the shares of the class; (vi) increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior or superior to the shares of the class; (vii) limit or deny any existing preemptive right of all or part of the shares of the class; or (viii) cancel or otherwise affect rights to distributions that have accumulated but not yet been authorized on all or part of the shares of the class.

Amendment of Bylaws

Under the DGCL, the vote of a majority of the shares cast at a meeting of the stockholders is required to adopt, amend or repeal the by-laws, unless the certificate of incorporation or by-laws provide otherwise. If permitted under the corporation’s certificate of incorporation, the board of directors may also take such action.

Under the Delaware Bylaws, stockholders may amend the bylaws by the vote of 66⅔% of the outstanding shares of the Company entitled to vote thereon. The Delaware Charter also provides that the Board may amend the Delaware By-laws without stockholder approval, however, any bylaw adopted by the Board may be amended or repealed by stockholders.

Under the WBCA, a corporation’s board of directors may amend or repeal the corporation’s bylaws unless: (i) the articles of incorporation reserves this power exclusively to the stockholders in whole or part; or (ii) the stockholders in amending, repealing, or adopting a bylaw provide expressly that the board of directors may not amend, repeal, or reinstate the bylaw.

Under the Wyoming Bylaws, the Board may alter, amend or repeal the bylaws and new bylaws may be adopted by a majority of the board. The Wyoming Bylaw provision does not effect the rights of stockholders to amend the Wyoming Bylaws under the WBCA.

Expiration of Proxies	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.	Under the WBCA, a proxy is valid for a period of 11 months unless a longer time is stated therein.

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Dissenter’s Rights of Appraisal for Stockholders who did not approve the Reincorporation

Since all of our stockholders approved the Reincorporation, no stockholder will be asserting dissenter’s rights and seeking to receive the appraised value for such stockholder’s shares of the Company’s common stock that would otherwise have been available to them under the provisions of Section 262 DGCL if the stockholder did not approve the Reincorporation.

Accounting Treatment of the Reincorporation

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, BTB-Wyoming would be considered the acquirer and would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of BTB-Wyoming.

Certain U.S. Federal Income Tax Consequences of the Reincorporation

The following is a brief summary of certain U.S. federal income tax consequences to holders of the Company’s common stock who receive common stock as a result of the Reincorporation. The summary sets forth such consequences to the Company’s shareholders who hold their shares as a capital asset (generally, an asset held for investment).

This summary is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local or foreign tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations.

The Company has neither requested nor received a tax opinion from legal counsel with respect to the U.S. federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation.

The Reincorporation provided for in the Merger Agreement is intended to be treated as a “tax-free” reorganization as described in Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a “tax-free” reorganization, no gain or loss will be recognized to the holders of the Company’s Common Stock as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or BTB-Wyoming. The basis of the acquired assets in the hands of BTB-Wyoming will be the same as the Company's basis in such assets. Each former holder of the Company’s Common Stock will have the same basis in BTB-Wyoming Common Stock received by that holder pursuant to the Reincorporation as was the basis in the Company Common Stock held at the time the reincorporation was consummated. Each shareholder’s holding period with respect to the BTB-Wyoming Common Stock will include the period during which that shareholder held the corresponding the Company’s Common Stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

At the record date of June 12, 2020, there were 8,095,004 outstanding shares of our common stock. The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by:

•	each person whom we know beneficially owns more than 5% of our common stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, the address of each person listed below is c/o the Company, 405 Main Avenue West, Suite 2D, West Fargo, ND 58078.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		% of Shares of Common Stock Beneficially Owned
Officers and Directors
Gary Copperud (1)	2,176,680	(2)	26.89%
Kenneth Brimmer (3)	160,000		1.98%
Jeffrey A. Zinnecker	1,517,080		18.74%
Total for all Officers and Directors
5% Stockholders
Sally Copperud (1)	1,517,080		18.74%
Samuel Vandeputte	692,580		8.56%
Trost Family Trust	692,580		8.56%
Maxim Partners, LLC (3)	629,156	(4)(5)	7.75%

__________

(1)	Gary Copperud and Sally Copperud are husband and wife. Each such person disclaims beneficial ownership of the other’s shares of common stock.
(2)

Includes 329,800 shares of common stock beneficially owned by the Katelyn J. Copperud Trust and 329,800 shares of common stock beneficially owned by the Blake W. Copperud Trust for which trusts Mr. Copperud is the sole trustee.

(3)	Represents shares of common stock owned by Brimmer Company, LLC, an affiliate of Mr. Brimmer.
(4)	The address of this stockholder is 405 Lexington Avenue New York, New York 10174.
(5)	Includes 600,000 shares of common stock and 29,156 shares of common stock issuable upon exercise of warrants exercisable at a price of $1.65 per share.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors has a substantial interest, direct or indirect, by security holdings or otherwise in the Reincorporation which is not shared by all of the Company’s stockholders.

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WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

APPENDICES

A.	Agreement and Plan of Merger

B.	Wyoming Charter

C.	Wyoming Bylaws

D.	Delaware Certificate of Merger

E.	Wyoming Articles of Merger

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Appendix A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”), dated as of [•], 2020, is by and between BT Brands, Inc., a Delaware corporation (“Parent”), and BT Brands, Inc., a Wyoming corporation (“Subsidiary”), pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”) and to Section 17-16-1102 of the Wyoming Business Corporation Act (the “WBCA”).

Recitals:

WHEREAS, Parent is a corporation duly organized and in good standing under the laws of the State of Delaware;

WHEREAS, Subsidiary is a corporation duly organized and in good standing under the laws of the State of Wyoming;

WHEREAS, Subsidiary is newly formed for the purpose of effecting the transactions contemplated hereby and does not currently hold any property or have any tax attributes;

WHEREAS, Parent is authorized to issue (a) 50,000,000 shares of common stock, par value $0.001 per share (“Parent Common Stock”), of which 8,095,005 shares are issued and outstanding as of the date hereof, and (b) 2,000,000 shares of preferred stock, par value $0.001 per share, of which none are issued or outstanding as of the date hereof;

WHEREAS, Subsidiary is authorized to issue (a) 50,000,000 shares of common stock, par value $0.0001 per share (“Parent Common Stock”), of which 1,000 shares are issued and outstanding as of the date hereof, and (b) 2,000,000 shares of preferred stock, par value $0.0001 per share, of which none are issued and outstanding as of the date hereof;

WHEREAS, Parent currently holds all of the issued and outstanding shares of common stock of Subsidiary;

WHEREAS, the respective Boards of Directors of Parent and Subsidiary have determined that it is advisable and in the best interests of such corporations and their respective stockholders for Parent to merge with and into Subsidiary, for the purpose of changing the Parent’s state of incorporation from the State of Delaware to the State of Wyoming;

WHEREAS, the parties intend, by executing this Merger Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368(a)(1)(F) of the Code; and

WHEREAS, the holders of 100% of the outstanding shares of Parent Common Stock have approved this Merger Agreement by written consent in accordance with the DGCL and the WBCA.

NOW, THEREFORE, in consideration of the premises, mutual agreements and covenants set forth herein, the parties hereto agree as follows:

1. THE MERGER.

Upon the terms and subject to the conditions set forth in this Merger Agreement, at the Effective Time (as defined below), Parent shall be merged with and into Subsidiary (the “Merger”), and the separate existence of Parent shall cease and Subsidiary shall be the entity surviving the Merger (hereinafter referred to as the “Surviving Entity”), which shall continue to exist under, and be governed by, the laws of the State of Wyoming. The Merger shall have the effects specified in the WBCA, including Section 17-16-1107 of the WBCA, and the DGCL, including Section 259 of the DGCL, and this Merger Agreement.

Subject to Article 9 hereof, the Merger shall become effective upon the later of (x) (i) the acceptance for filing of the Delaware Certificate of Merger (the “Delaware Certificate of Merger”), to be prepared and filed with the Secretary of State of the State of Delaware, pursuant to Section 253 of the DGCL and (ii) the acceptance for filing of the Wyoming Articles of Merger (the “Wyoming Articles of Merger”), to be prepared and filed with the Wyoming Secretary of State, pursuant to Sections 17-16-1106 of the WBCA (the “Effective Time”).

The parties intend, by executing this Merger Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code; and to cause the Merger to qualify as a reorganization under the provisions of Section 368(a)(1)(F) of the Code.

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2. DIRECTORS AND OFFICERS. The parties will take all actions necessary so that the directors and officers of Parent immediately prior to the Effective Time shall be the directors and officers of the Surviving Entity from and after the Effective Time, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Entity, as the same may be amended from time to time, or the WBCA.

3. GOVERNING DOCUMENTS.

The articles of incorporation of Subsidiary in effect immediately prior to the Effective Time, in the form attached hereto as Exhibit A, shall be the articles of incorporation of the Surviving Entity upon the Effective Time.

The bylaws of Subsidiary in effect immediately prior to the Effective Time, in the form attached hereto as Exhibit B, shall be the by-laws of the Surviving Entity upon the Effective Time.

4. NAME. From and after the Effective Time, the name of the Surviving Entity shall be: BT Brands, Inc.

5. EFFECT OF MERGER ON CAPITAL STOCK.

At the Effective Time, (i) each share of Parent Common Stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into one share of common stock of the Surviving Entity, and (ii) each issued and outstanding share of common stock of Subsidiary, all of which are owned by Parent, shall be automatically retired and canceled, without the payment of consideration therefor.

At the Effective Time, each warrant to purchase the common stock of the Parent issued and outstanding immediately prior to the Effective Time shall be converted into and shall be an identical security of the Surviving Entity, governed by the same terms and conditions (including with respect to exercisability) as were applicable to such securities immediately prior to the Effective Time, and shares of common stock of the Surviving Entity shall be reserved for issuance in connection with the exercise of such securities for each share of Parent Common Stock so reserved prior to the Effective Time. The exercise price or conversion ratio for each share of common stock of the Surviving Entity issuable pursuant to any such warrant to purchase the common stock of Parent shall be equal to the exercise price or conversion ratio applicable to any such security of Parent at the Effective Time.

At and after the Effective Time, all of the outstanding certificates or other documents that immediately prior to the Effective Time evidenced ownership of securities of Parent shall be deemed for all purposes to evidence ownership of and to represent the securities of the Surviving Entity into which such securities of Parent have been converted, as herein provided, and shall be so registered on the books and records of the Surviving Entity or its transfer agent. The registered owner of any such outstanding certificate or other document evidencing ownership of securities of Parent shall, until such certificate or other document shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the securities evidenced by such certificate or other document, as above provided. Each certificate representing capital stock of the Surviving Entity issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Parent so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Entity in compliance with applicable laws, and any additional legends required by applicable blue sky laws.

All shares of common stock of the Surviving Entity into which shares of Parent Common Stock are to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Parent Common Stock.

6. TRANSFER, CONVEYANCE AND ASSUMPTION. Without limiting the generality of the foregoing, at the Effective Time, (i) the Surviving Entity shall, without further transfer, succeed to and possess all of the rights, privileges, franchises, immunities and powers of Parent; (ii) the Surviving Entity shall be subject to all actions previously taken by Parent’s Board of Directors; (iii) all of the assets and property of whatever kind and character of Parent shall vest in the Surviving Entity without further act or deed; and (iv) the Surviving Entity shall, without further act or deed, assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of Parent, including, without limitation, all outstanding indebtedness of Parent.

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7. EMPLOYEE BENEFIT AND COMPENSATION PLANS. At the Effective Time, each employee benefit plan, incentive compensation plan and other similar plans to which Parent is then a party (the “Plans”) shall be assumed by, and continue to be the plan of, the Surviving Entity, and Surviving Entity shall assume, as of the Effective Time, all obligations of Parent under the Plans, including (i) the outstanding options, restricted stock units, performance stock units, stock appreciation rights or other awards or portions thereof granted pursuant to the Plans and the right to grant additional awards thereunder and (ii) all obligations of Parent under the Plans with respect to which employee rights or accrued benefits are outstanding as of the Effective Time (including, for the avoidance of doubt, any change in control or severance plan, agreement or arrangement). To the extent any Plan provides for the issuance or purchase of, or otherwise relates to, securities of Parent, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the securities of the Surviving Entity into which such securities of Parent have been converted as herein provided.

8. FURTHER ASSURANCES. Parent and Subsidiary agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Wyoming and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Wyoming and the State of Delaware and any other applicable jurisdiction, in each case to effectuate the Merger pursuant to the terms set forth in this Merger Agreement. The directors and officers of the Parent and Subsidiary are fully authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Merger Agreement and the transactions contemplated hereby, including the Merger.

9. SHAREHOLDER APPROVAL; TERMINATION.

Parent and Subsidiary have received all required approvals of the stockholders of each such corporation as evidenced, in the case of Parent, by the written consent to action of the holders of 100% of the outstanding shares of Parent Common Stock dated as of June 12, 2020, and in the case of Subsidiary, by the written consent to action of Parent as the holder of 100% of the outstanding shares of the common stock of Subsidiary dated as of [•], 2020.

Notwithstanding anything to the contrary set forth in this Merger Agreement (including the provisions of Article 8), this Merger Agreement may also be terminated by Parent and the Merger may be abandoned, at any time prior to the Effective Time, if the Board of Directors of Parent determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of Parent and its stockholders. In the event of the termination and abandonment of this Merger Agreement, this Merger Agreement shall become null and void and have no effect, without any liability on the part of either Parent or Subsidiary, or any of their respective shareholders, stockholders, directors or officers.

10. AMENDMENTS; WAIVERS.

Any provision of this Merger Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by Parent and Subsidiary, provided that, following the adoption of the Merger Agreement by the requisite vote of the stockholders of Parent entitled to vote therein, an amendment shall not (i) alter or change the amount or kind of shares or securities to be received in exchange for or on conversion of all or any securities of Parent to be effected by the Merger; (ii) alter or change any term of the articles of incorporation of the Surviving Entity; or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any equity securities of Parent.

No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

11. NO THIRD-PARTY BENEFICIARIES. The provisions of this Merger Agreement are solely for the benefit of the parties hereto and this Merger Agreement is not intended to, and does not, confer upon any person other than the parties, and their respective successors and permitted assigns, any rights or remedies, express or implied, hereunder, including the right to rely upon or enforce any of the provisions of this Agreement.

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12. SUCCESSORS AND ASSIGNS. The provisions of this Merger Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Merger Agreement without the consent of the other party hereto.

13. GOVERNING LAW. This Merger Agreement and all claims or causes of action arising out of or relating to this Merger Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflicts of law, except to the extent that the laws of the State of Wyoming are mandatorily applicable to the Merger.

14. COUNTERPARTS; EFFECTIVENESS. This Merger Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. A signed copy of this Merger Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Merger Agreement.

15. SEVERABILITY. The provisions of this Merger Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Merger Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Merger Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, being authorized officers of the constituent corporations, have executed this Merger Agreement as of the date first written above.

PARENT:		SUBSIDIARY / SURVIVING ENTITY:

BT BRANDS, INC.		BT BRANDS, INC.
a Delaware corporation		a Wyoming corporation

By:		By:
Name:	Gary Copperud	Name:	Gary Copperud
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

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Appendix B

FORM OF WYOMING ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION

OF

BT BRANDS, INC.

ARTICLE 1

NAME OF CORPORATION

The name of this corporation is BT Brands, Inc. (the “Corporation”)

ARTICLE 2

REGISTERED AGENT AND REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Wyoming is 30 Gould Street, Suite R, Sheridan, Wyoming 82801, and the name of its registered agent at that address is Registered Agents LLC.

ARTICLE 3

PURPOSE AND POWERS

The Corporation shall have unlimited power to engage in any and all lawful businesses for which corporations may be organized under the laws of Wyoming. The Corporation shall have all of the powers enumerated in the Wyoming Business Corporation Act (“WBCA”) and as otherwise granted or permitted by applicable law.

ARTICLE 4

MAILING ADDRESS OF THE CORPORATION

The mailing address of the corporation is 405 Main West, Suite 2D, West Fargo, North Dakota 58078.

ARTICLE 5

CAPITAL STOCK

5.1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Fifty-Two Million (52,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Fifty Million (50,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000) shares as may be established by the Board of Directors of the Corporation (the “Board”) with respect to any class or series thereof in the applicable Preferred Stock Designation (as defined in Section 5.3(a) below) filed by the Corporation with the Secretary of State of the state of Wyoming after the date on which these Articles of Incorporation have been filed and accepted. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights of the Preferred Stock and the qualifications, limitations, or restrictions relating thereto, shall hereinafter be prescribed by resolution of the Board pursuant to Section 5.3 below.

5.2. Common Stock.

(a) Dividend Rights. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time or the WBCA, the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the Board out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the WBCA, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock then outstanding.

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(d) No Conversion, Redemption or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the Board.

5.3. Preferred Stock.

(a) Designation. The Board is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series and to fix the number of shares and to determine, not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles of Incorporation, and to prescribe or alter with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: to fix or alter the voting rights, if any, relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); to fix or alter the rate of dividends (which may be cumulative or noncumulative), if any, the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; to fix or alter the rights of holders of Preferred Stock of any series, if any, in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; to fix or alter the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); to fix or alter, if any, the treatment in the case of a merger, business combination transaction, or sale of the Corporation’s assets whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, to fix or alter the times, prices, rates, adjustments and other terms and conditions of such redemption. The Board is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series. Unless the Board provides to the contrary in the resolution which fixes the designation of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b) Articles of Amendment. Before the Corporation shall issue any shares of Preferred Stock of any series, the Corporation shall deliver to the Secretary of State of Wyoming for filing articles of amendment effecting the provisions of this section in accordance with Article 10 of the WBCA and setting forth the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the Board to be issued shall be made and signed by an officer of the Corporation and filed in the manner prescribed by the WBCA.

5.4. Share Dividends. Unless otherwise prohibited by these Articles of Incorporation as may be amended from time to time as provided herein and in accordance with the WBCA, the Corporation may declare and pay a dividend in shares of one class or series of capital stock to the holders of shares of another class or series of shares of capital stock.

ARTICLE 6

INCORPORATOR

The name and address of the incorporator is William Ruffa, 147 Green Peak Orchard N, East Dorset, VT 05253.

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ARTICLE 7

DIRECTORS

7.1. Number of Directors. The authorized number of directors as of the date of filing of these Articles of Incorporation shall initially be three (3). The number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation.

7.2. Initial Directors. The name and post office box or street address of the director(s) constituting the initial Board is:

Name	Address
Gary Copperud	405 Main West, Suite 2D, West Fargo, North Dakota 58078

Kenneth Brimmer	405 Main West, Suite 2D, West Fargo, North Dakota 58078

Jeff Zinnecker	405 Main West, Suite 2D, West Fargo, North Dakota 58078

ARTICLE 8

LIMITATION OF LIABILITY; INDEMNIFICATION

8.1. Elimination of Liability.

(a) The personal liability of a director or officer to the Corporation or any predecessor of the Corporation or their respective shareholders for damages for breach of fiduciary duty as a director or officer is eliminated to the fullest extent permissible under Wyoming law except for the following: (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (b) the payment of distributions in violation of W.S. 17-16-833.

(b) If the WBCA is hereinafter amended to authorize the further elimination or limitation of the liability of a director or officer as provided in this Article 8, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the WBCA, as so amended.

8.2. Indemnification.

(a) The Corporation in its bylaws or by agreement, shall indemnify, to the fullest extent permitted by law, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation, or serves or served at any other enterprise as a “director” or “officer” (as such terms are defined in W.S. 17-16-850(a)(ii)) at the request of the Corporation.

(b) If the WBCA is hereinafter amended to increase the scope of the indemnification available to directors and officers of the Corporation, then all such directors and officers shall be entitled to such increased indemnification to the fullest extent permitted by the WBCA, as so amended.

8.3. Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article 8 shall be prospective only and shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.4. Conflicts. In the event of any conflict between this Article 8 and any other Article or Section of these Articles of Incorporation, the terms and provisions of this Article 8 shall control.

ARTICLE 9

TRANSACTIONS WITH DIRECTORS

9.1. Certain Definitions Used in this Article 9. Unless otherwise defined in this Article 9, capitalized terms used in this Article 9 shall have the meanings ascribed to them in W.S. 17-16-860.

9.2. Transactions with Directors. No contract or other transaction that constitutes a Director’s Conflicting Interest Transactions or in which a director takes advantage, directly or indirectly, of a business opportunity that may properly belong to the Corporation shall in any way be affected or invalidated, and may not be the subject of equitable relief, or give rise to an award of damages or other relief against a director of the Corporation, in a proceeding by a shareholder or by or in the right of the Corporation, on the ground that the director has an interest respecting the transaction if such contract or transaction is approved in compliance with the procedures set forth in either W.S. 17-16-862 or W.S. 17-16-863 or, in the case of a business opportunity that may properly belong to the Corporation, if action by qualified directors disclaiming the Corporation’s interest in the opportunity is taken in compliance with the procedures set forth in W.S. 17-16-862 or shareholders' action disclaiming the Corporation’s interest in the opportunity is taken in compliance with the procedures set forth in W.S. 17-16-863.

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ARTICLE 10

VOTING OF CORPORATION SECURITIES HELD BY MAJORITY-OWNED SUBSIDIARIES

Notwithstanding W.S. 17-16-721(b) or any successor provision, shares of a voting class of the Corporation’s stock that are owned by a subsidiary of the Corporation may be voted even though the Corporation holds a majority of the shares entitled to vote for the directors of the subsidiary holding such shares.

ARTICLE 11

SEVERABILITY

If any provision of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Articles of Incorporation (including without limitation, all portions of any section of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall remain in full force and effect.

ARTICLE 12

AMENDMENT TO ARTICLES OF INCORPORATION

This Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by these Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation.

ARTICLE 13

WRITTEN CONSENT TO ACTION BY SHAREHOLDERS

Any action required or permitted by the WBCA to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consent shall bear the date of signature of the shareholder who signs the consent and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

ARTICLE 14

COMBINATIONS WITH INTERESTED STOCKHOLDERS

14.1. Election Not to Be Subject to the Restrictions in W.S. 17-18-104(b) Related to Restrictions on Business Combinations. The Corporation elects not to be subject to the restrictions in W.S. 17-18-104(b).

14.2. Election Not to Be Subject to the Restrictions in W.S. 17-18-105 Through 17-18-111 Related to Takeover Protection Provisions. The Corporation elects not to be subject to the restrictions in W.S. 17-18-105 through 17-18-111.

ARTICLE 15

AMENDMENT TO ARTICLES OF INCORPORATION

This Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by these Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation.

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ARTICLE 16

BYLAWS

Bylaws of this Corporation may be adopted by the Board, which shall also have the power to alter, amend or repeal the same from time to time as permitted under the WBCA.

Dated: August 14, 2020	/s/ William Ruffa
William Ruffa, Incorporator

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Appendix C

FORM OF WYOMING BYLAWS

BYLAWS

OF

BT BRANDS, INC.

ARTICLE 1

NAME, SEAL AND OFFICES

1.1. NAME. The name of this corporation is BT Brands, Inc. (the “Company”), continued as a Wyoming corporation pursuant to Wyoming Statutes §§ 17-16-1810 et seq. and governed by the Wyoming Business Company Act (the “Act”).

1.2. SEAL. The Company shall not be required to obtain a corporate seal. The seal, if any, of this Company shall be circular in form and shall have inscribed thereon the name of the Company and the words, “Corporate Seal, Wyoming”. The board of directors of the Company (the “Board”) may change the form of the seal (if any) or the inscription thereon at its pleasure.

1.3. OFFICES. The registered office of the Company in the State of Wyoming shall be as set forth in the Articles of Incorporation of the Company, as it may be amended, restated, supplemented and otherwise modified from time to time (the “Articles of Incorporation”), and the name of the Company’s registered agent at such address is as set forth in the Articles of Incorporation. The registered office and registered agent of the Company may be changed from time to time by the Board in the manner provided by applicable law. The Company may have such other offices, as the Board may from time to time appoint, as the purposes of the Company may require.

1.4. BOOKS AND RECORDS. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE 2

SHAREHOLDERS

2.1. ANNUAL MEETING. Unless directors are elected by written consent in lieu of an annual meeting as permitted by § 17-16-704 and these Bylaws, the Company shall hold a meeting of shareholders annually on such date and at such time and in such place, if any, either within or outside of the State of Wyoming, as may be fixed by resolution of the Board. The Board may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board.

2.2. SPECIAL MEETINGS.

(a) Subject to the rights of the holders of preferred stock, if any, special meetings of the shareholders may be called only by the affirmative vote of a majority of the Board, by the chairman of the board, if any, or the chief executive officer, if any, or, the president. The Board shall fix the date, time and place, if any, of such special meeting. Subject to the rights of holders of any series of preferred stock of the Corporation (“Preferred Stock”), the stockholders of the Corporation shall not have the power to call or request a special meeting of stockholders of the Corporation. The Board may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board.

(b) No business shall be acted upon at a special meeting of shareholders except as set forth in the notice of the meeting.

2.3. PLACE OF MEETING. The Board may designate any place, either within or outside the State of Wyoming, as the place of meeting for any annual meeting or for any special meeting. If no designation of place is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Company. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication, provided that the Board offers an alternative means of participation for those stockholders unable to participate by remote communication.

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2.4. NOTICE OF MEETINGS. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called, shall be given to each shareholder of record having voting power with respect to the business to be transacted at such meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the Board. If mailed, such notice shall be deemed to be delivered when deposited in the mail in a sealed envelope addressed to the Shareholder at his address as it appears on the records of the Company, with postage thereon prepaid. Without limiting the manner by which notice otherwise may be given effectively to shareholders, notice of meetings may be given to shareholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any shareholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the shareholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any shareholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

2.5. PURPOSE. No matter which is not within the purpose or purposes specifically described in the notice of a special meeting shall be conducted at the meeting, nor shall any action be taken by the shareholders on any other matter unless it is specifically described as a purpose in the notice for the special meeting. Notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

2.6. FIXING OF RECORD DATE. The Board may fix in advance a date, not exceeding sixty (60) and not less than ten (10) calendar days prior to the date of any meeting of shareholders, or to the date for the payment of any dividend or for the allotment of rights, or to the date when any exchange or reclassification of shares shall be effective, as the record date for the determination of shareholders entitled to notice of, or to vote at, such meeting, or shareholders entitled to receive payment of any such dividend or to receive any such allotment of rights, or to exercise rights in respect of any exchange or reclassification of shares; and the shareholders of record on such date shall be the shareholders entitled to notice of and to vote at, such meeting, or to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights in the event of an exchange or reclassification of shares, as the case may be. If the transfer books are not closed and no record date is fixed by the Board, the date on which notice of the meeting is mailed shall be deemed to be the record date for the determination of shareholders entitled to vote at such meeting. Transferees of shares which are transferred after the record date shall not be entitled to notice of or to vote at such meeting. Only shareholders on the record date fixed by this Section 2.6 are entitled to notice of and permitted to vote or to demand a special meeting or to take any other action, notwithstanding any transfer of any shares on the books of the Company after any such record date.

Notwithstanding the foregoing, in order that the Company may determine the shareholders entitled to receive payment of any share dividend or other distribution from the Company or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

In order to determine the shareholders entitled to vote and take action without a meeting of the shareholders, as provided in Section 2.14 of these Bylaws, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than twenty (20) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting: (1) when no prior action by the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent, setting forth the action taken or proposed to be taken is delivered to the Company in the manner required by Section 2.14, was signed by any shareholder, and (2) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action. Notwithstanding anything to the contrary herein, no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest date on which a consent delivered to the Company as required by this Section was signed, written consents signed by sufficient shareholders to take the action have been delivered to the Company.

2.7. VOTING LISTS. The officer or agent having charge of the transfer book for shares of the Company shall prepare, not less than two (2) days after notice of the meeting is given for which the list was prepared, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list shall be kept on file at the principal office of the Company and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept at the Company’s principal office, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

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2.8. QUORUM. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares are present in person or by proxy with respect to that matter. Unless the Articles of Incorporation or the Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. In the absence of a quorum at any meeting, a majority of the shares so represented may adjourn the meeting for a period not to exceed thirty (30) days at any one adjournment without further notice. At such adjourned meeting, at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting, and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting.

If different quorums are required for different purposes at a meeting, the absence of a quorum on one purpose shall not affect the ability of the shareholders at the meeting to act on other purposes where a quorum is present.

2.9. MANNER OF ACTING. At any shareholder meeting at which a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote as a separate voting group shall be the act of the shareholders.

2.10. PROXIES. At all meetings of shareholders, a shareholder may vote by proxy execute in writing, either manually or by facsimile, by the shareholder or by his or her duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Company not less than forty-eight (48) hours before the time of the meeting, unless the Board fixes a different time by which proxies must be filed. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the Acting Secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his or her proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Appointments of proxies shall be in such form as shall be required by the Board and as set forth in the notice of meeting and/or proxy or information statement concerning such meeting. The proxies named in the Company’s proxy statement shall have discretionary authority to vote at all meetings of shareholders as provided in Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as that rule is currently in effect or as it subsequently may be amended or superseded.

2.11. VOTING OF SHARES. Each outstanding share of common stock shall be entitled to one (1) vote upon each matter to which they are entitled to vote submitted to a vote at a meeting of shareholders.

2.12. VOTING OF SHARES BY CERTAIN HOLDERS. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

Treasury shares of its own stock held by the Company shall not be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

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2.13. VOTING BY BALLOT. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

2.14. ACTION BY SHAREHOLDERS WITHOUT A MEETING. Any action required or permitted by the Act to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, as allowed under the Act. The action shall be evidenced by one (1) or more written consents bearing the date of signature and describing the action taken, signed by the holders of the requisite number of shares entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records. To the extent required by the Act, if action is taken by less than unanimous written consent of the voting shareholders, the Company shall give its non-consenting voting shareholders written notice of the action not more than ten (10) days after written consents sufficient to take the action have been delivered to the Company. The notice shall reasonably describe the action taken and contain or be accompanied by the same material that, under any provision of the Act, would have been required to be sent to voting shareholders in a notice of a meeting at which the action would have been submitted to the shareholders for action. Such notice requirement shall not delay the effectiveness of action taken by written consent, and a failure to comply with such notice requirements shall not invalidate actions taken by written consent.

2.15. PARTICIPATION BY ELECTRONIC MEANS. The shareholders may participate in any meeting of shareholders by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

2.16. RECORD DATE. The Board may fix in advance a date, not exceeding sixty (60) and not less than ten (10) calendar days prior to the date of any meeting of shareholders, or to the date for the payment of any dividend or for the allotment of rights, or to exercise rights in respect of any exchange or reclassification of shares; and the shareholders of record on such date shall be the shareholders entitled to notice of and to vote at, such meeting, or to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights in the event of an exchange or reclassification of shares, as the case may be. If the transfer books are not closed and no record date is fixed by the Board, the date on which notice of the meeting is mailed (which shall not exceed sixty (60) or be less than ten (10) calendar days prior to the meeting) shall be deemed to be the record date for the determination of shareholders entitled to vote at such meeting. Transferees of shares which are transferred after the record date fixed by this Section 2.16 are entitled to notice of and permitted to vote or to demand a special meeting or to take any other action, notwithstanding any transfer of any shares on the books of the Company after any such record date.

2.17. SHAREHOLDER LISTS. Access to the list of shareholders shall be restricted to a period beginning two (2) business days after the date of the notice of the shareholders’ meeting for which the list was prepared and continuing through the meeting, or ten (10) business days before the date of the meeting, whichever is less. Copying of the list of shareholders may be made by such persons and subject to the requirements set forth in the Act. The Board may take such steps it deems reasonable or necessary to prevent the use of its shareholder lists for purposes not related to issues under consideration at a shareholder meeting.

2.18. NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders may be made only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board or any committee thereof or (C) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and other requirements set forth in these Bylaws and applicable law. Section 2.08(a)(i)(C) of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of the stockholders.

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(ii) For any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.08(a)(i)(C) of these Bylaws, (A) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (B) such other business must otherwise be a proper matter for stockholder action under the WBCA and (C) the record stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement required by these Bylaws. To be timely, a stockholder’s notice must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that subject to the following sentence, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment, recess or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, a stockholder’s notice (whether given pursuant to this Section 2.08(a)(ii) or Section 2.08(b)) to the Secretary of the Corporation must:

(A) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such stockholder’s Stockholder Associated Person (as defined in Section 2.08(c)(2)), if any, (ii)(A) the class or series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (a “Derivative Instrument”), directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) a complete and accurate description of any agreement, arrangement or understanding between or among such stockholder and such stockholder’s Stockholder Associated Person and any other person or persons in connection with such stockholder’s director nomination and the name and address of any other person(s) or entity or entities known to the stockholder to support such nomination, (D) a description of any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote, directly or indirectly, any shares of any security of the Corporation, (E) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to receive based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household (which information shall be supplemented by such stockholder and any Stockholder Associated Person, if any, not later than ten days after the record date for determining the stockholders entitled to vote at the meeting to disclose such ownership as of the record date; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting), (iii) any other information relating to such stockholder and any Stockholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting, and (v) a representation as to whether or not such stockholder or any Stockholder Associated Person will deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding stock required to approve or adopt the proposal or, in the case of a nomination or nominations, at least the percentage of the voting power of the Corporation’s outstanding stock reasonably believed by the stockholder or Stockholder Associated Person, as the case may be, to be sufficient to elect such nominee or nominees (such representation, a “Solicitation Statement”).

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(B) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and Stockholder Associated Person, if any, in such business and (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration) and (iii) a complete and accurate description of all agreements, arrangements and understandings between or among such stockholder and such stockholder’s Stockholder Associated Person, if any, and the name and address of any other person(s) or entity or entities in connection with the proposal of such business by such stockholder;

(C) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and Stockholder Associated Person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(D) with respect to each nominee for election or reelection to the Board, include (i) a completed and signed questionnaire, representation and agreement in a form provided by the Corporation, which form the stockholder must request from the Secretary of the Corporation in writing with no less than 7 days advance notice, and (ii) a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (C) if elected as a director of the Corporation, intends to serve a full term, and (D) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(iii) A stockholder providing notice of a nomination or proposal of other business to be brought before a meeting shall further update and supplement such notice so that the information provided or required to be provided in such notice shall be true and correct (a) as of the record date for the meeting and (b) as of the date that is ten business days prior to the meeting or any adjournment, recess, cancellation, rescheduling or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to any adjournment, recess or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment, recess or postponement thereof)).

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(b) Special Meetings of Stockholders.

(i) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to a notice of meeting (A) by or at the direction of the Board or any committee thereof or (B) if the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in these Bylaws and at the time of the special meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in these Bylaws and applicable law. In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any stockholder of record among such requesting stockholders may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers notice with the information required by Section 2.09(a)(i)(C) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 2.9(a)(i)(C) of these Bylaws). Such notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment, recess or postponement or the announcement thereof of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws and applicable law shall be eligible to serve as directors, and only such business shall be conducted at a meeting of stockholders as has been brought before the meeting in accordance with the procedures set forth in these Bylaws and applicable law. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the Chairman of the Meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and applicable law and, if any proposed nomination or business is not in compliance with these Bylaws and applicable law, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by Dow Jones News Service, the Associated Press, or any other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, and “Stockholder Associated Person” shall mean, for any stockholder, (A) any person or entity controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or (C) any person or entity controlling, controlled by or under common control with any person or entity referred to in the preceding clauses (a) or (b).

(iii) Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.09(a) or Section 2.09(b) of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock if and to the extent provided for under applicable law, the Certificate of Incorporation or these Bylaws.

(iv) Unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) making a nomination or proposal under this Section 2.09 does not appear at a meeting of stockholders to present such nomination or proposal, the nomination shall be disregarded and the proposed business shall not be transacted, as the case may be, notwithstanding that proxies in favor thereof may have been received by the Corporation. For purposes of this Section 2.9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

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ARTICLE 3

DIRECTORS

3.1. GENERAL POWERS. The business and affairs of the Company shall be managed by the Board, including without limitation oversight of the Company’s business performance and plans; major risks to which the Company is or may be exposed; the performance and compensation of the chief executive officer; policies and practices to foster the Company’s compliance with law and ethical conduct; preparation of the Company’s financial statements; the effectiveness of the Company’s internal controls; arrangements for providing adequate and timely information to Directors; and the composition of the Board and its committees, taking into account the role of independent Directors.

3.2. NUMBER, TENURE AND QUALIFICATIONS. The number of Directors shall be a variable range of at least one (1) Director but not more than twelve (12) Directors, with the number of Directors fixed or changed within the minimum and maximum numbers of the range from time to time by resolution of the Board. Each Director shall hold office until the next annual meeting of shareholders or until his or her successor shall have been elected and qualified. Directors shall be natural persons, eighteen (18) years of age or older, but need not be residents of Wyoming or shareholders of the Company.

3.3. REGULAR MEETINGS. A regular meeting of the Board shall be held without other notice than these Bylaws, immediately after, and at the same place as, the annual meeting of shareholders for the purpose of organization, election of corporate officers, election or appointment of other officers, agents or employees and for any other proper business. The Board may provide, by resolution, the time and place, either within or outside the State of Wyoming, for the holding of additional regular meetings without other notice than such resolution.

3.4. SPECIAL MEETINGS. Special meetings of the Board may be called by or at the request of the President or the Chairman of the Board. The person authorized to call special meetings of the Board may fix any place, either within or without the State of Wyoming, as the place for holding any special meeting of the Board so called.

3.5. NOTICE. Notice of any special meeting shall be given at least twenty-four (24) hours previously thereto by written notice delivered personally or by mail, facsimile or electronic transmission (as defined in Section 2.4 of these Bylaws) to each Director at his or her business address. If mailed, such notice shall be deemed to be delivered when deposited in the mail in a sealed envelope so addressed, with postage thereon prepaid. If notice is given by facsimile or electronic transmission, such notice shall be deemed to be delivered when the transmitting device confirms the transmission. Any Director may waive notice of any meeting. The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

3.6. QUORUM. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, provided, that if less than a majority of the Directors are present at said meeting, a majority of the Directors present may adjourn the meeting for a period not to exceed thirty (30) days without further notice.

3.7. MANNER OF ACTING. Except as otherwise required by law or by the Articles of Incorporation, the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

3.8. COMPENSATION. Directors as such shall not receive any stated salaries for their services, but by resolution of the Board, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation therefor or from receiving compensation for any extraordinary or unusual services as a Director.

3.9. ACTION BY DIRECTORS WITHOUT MEETING. Any action required to be taken at a meeting of the Board may be taken without a meeting if a consent in writing setting forth the action so taken is signed by all of the Directors and included in the minutes or filed with the corporate records reflecting the action taken. Actions taken by written unanimous consent are effective when the last Director signs the consent, unless the consent specifies a different effective date. Such consent shall have the same force and effect as a unanimous vote of the Directors.

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3.10. PARTICIPATION BY ELECTRONIC MEANS. Any members of the Board or any committee designated by such Board may participate in a meeting of the Board or committee by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

3.11. VACANCIES. Subject to applicable law and the rights of the holders of any class or series of Preferred Stock then outstanding, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, resignation, disqualification or removal of any director or from any other cause shall, unless otherwise required by law or by resolution of the Board, be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the shareholders. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his predecessor. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

3.12. RESIGNATION. Any Director of the Company may resign at any time by giving written notice to the President or the Secretary of the Company. The resignation of any Director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more Directors shall resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned or a majority of the shareholders, shall have power to fill such vacancy or vacancies, the results of the vote thereon to take effect when such resignation or resignations shall become effective.

3.13. REMOVAL OF DIRECTORS. At a special meeting called expressly for the purpose of removal of Directors, the shareholders entitled to vote for a Director may remove such Director, with or without cause, by a vote of the holders of 66⅔% of the shares then entitled to vote for such Director. The notice for any special meeting at which it is proposed that a Director be removed must specifically state that such is the purpose of the meeting.

3.14. PRESUMPTION OF ASSENT. A Director of the Company who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE 4

COMMITTEES

4.1. DESIGNATION AND AUTHORITY. The Board may adopt a resolution designating from among its members an Executive Committee and one or more other committees each of which, to the extent provided in the resolution, shall have all the authority of the Board; except no committee shall have the authority of the Board in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease, exchange, or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business, or recommending to the shareholders a voluntary dissolution of the Company or a revocation thereof. Unless specifically authorized by the Board, a committee may not authorize or approve distributions except according to a formula or method, or within limits, prescribed by the Board; approve or propose to shareholders action that the Act requires to be approved by shareholders; fill vacancies on the Board or on any of its committees; or adopt, amend or repeal these Bylaws. The designation of such committees and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

4.2. COMPENSATION. The members of any committee shall not receive any stated salary for their services as such, but by resolution of the Board a fixed reasonable sum or expenses of attendance, if any, or both, may be allowed for attendance at each regular or special meeting of such committee. The Board shall have power in its discretion to contract for and to pay to any member of any committee, rendering usual or exceptional services to the Company, special compensation appropriate to the value of such services.

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ARTICLE 5

OFFICERS

5.1. OFFICERS. The officers of the Company shall be a President and a Secretary. The Company may also have, at the discretion of the Board, a Chairperson of the Board, a Chief Executive Officer, one or more Vice Presidents, a Chief Financial Officer, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

5.2. APPOINTMENT OF OFFICERS. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws.

5.3. SUBORDINATE OFFICERS. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4. REMOVAL AND RESIGNATION OF OFFICERS. Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5. VACANCIES IN OFFICES. Any vacancy occurring in any office of the Company shall be filled by the Board.

5.6. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. Unless otherwise directed by the Board, the President or any other person authorized by the Board or the President is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7. AUTHORITY AND DUTIES OF OFFICERS. Except as otherwise provided in these Bylaws, the officers of the Company shall have such powers and duties in the management of the Company as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8. SALARIES. The salaries of the executive officers shall be fixed from time to time by the Board and no Officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Company. The salaries of the assistant officers shall be fixed by the Chief Executive Officer.

ARTICLE 6

CONTRACTS, LOANS, CHECKS AND DEPOSITS

6.1. CONTRACTS. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances.

6.2. LOANS. No loans shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances. The Board may from time to time: (a) borrow money upon the credit of the Company in such amount and upon such terms as they think proper; (b) hypothecate, pledge or mortgage die real and personal property of the Company; (c) provide security for any loan to the Company; (d) sign bills, notes, contracts and other evidences of, security for, money borrowed or to be borrowed; and (e) authorize one or more directors or officers of the Company, with or without substitution, to execute any or all documents necessary for the above purposes.

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6.3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Company, shall be signed by such officer or officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board.

6.4. DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Board may select.

ARTICLE 7

CERTIFICATES FOR SHARES AND THEIR TRANSFER

7.1. REGULATION. The Board may make rules and regulations as it deems appropriate concerning the issuance, transfer and registration of shares of the Company, including the appointment of transfer agents and registrars. In addition, the Board may determine that shares of the Company need not be evidenced by certificates. In such case, the Company shall, within a reasonable time after the issue or transfer of uncertificated shares, send the shareholder a written statement of the information set forth below in Section 7.2.

7.2. CERTIFICATES FOR SHARES. Certificates representing shares of the Company, if issued, shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, may be impressed with the corporate seal, if any, or a facsimile thereof, and shall be signed by the Corporate officers in accordance with these Bylaws; provided that such signatures may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar other than the Company itself or its employee. Each certificate shall state the name of the Company, the fact that the Company is a Wyoming corporation, the name of the person to whom issued, the date of issue, the class (or series of any class), and the number of shares represented thereby, including the class of shares and the designation of series, if applicable. A statement of the designations, preferences, and rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the Company shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the Act.

The Company may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board and the Act.

7.3. CANCELLATION OF CERTIFICATES. All certificates surrendered to the Company for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen or destroyed certificates.

7.4. LOST, STOLEN OR DESTROYED CERTIFICATES. Any shareholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the Secretary of the Company, accompanied by a written request for a new certificate. Thereupon, such shareholder shall give a satisfactory bond of indemnity to the Company not exceeding an amount double the value of the shares as represented by such certificate (but only if such bond is expressly required by the President of the Company) and a new certificate may be issued representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

7.5. TRANSFER OF SHARES. Subject to the terms of any shareholder agreement relating to the transfer of shares, any restrictions provided by applicable law, or other transfer restrictions contained in the Articles of Incorporation or these Bylaws, shares of the Company shall be transferable on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares (if such shares are evidenced by a certificate). Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the Company, a transfer of shares can be made only on the books of the Company and in the manner hereinabove provided, and the Company shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Wyoming.

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ARTICLE 8

VOTING UPON SHARES OF OTHER COMPANIES

Unless otherwise ordered by the Board, the President shall have full power and authority on behalf of the Company to vote either in person or by proxy at any meeting of shareholders, and at any such meeting may possess and exercise all of the rights and powers incident to the ownership of such shares which, as the owner thereof, this Company might have possessed and exercised if present. The Board may confer like powers upon any other person and may revoke any such powers as granted at its pleasure.

ARTICLE 9

INDEMNIFICATION

9.1. INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE COMPANY. Subject to Section 9.3 and Section 9.10 , the Company shall, to the fullest extent permitted by the Act and applicable Wyoming law as in effect at any time (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Company or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Company, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person was or is a director or officer of the Company or any direct or indirect wholly owned subsidiary of the Company, or was or is serving at the request of the Company as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2. INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Subject to Section 9.3 and Section 9.10, the Company shall indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Company or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Company, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Company or any direct or indirect wholly owned subsidiary of the Company, or was or is serving at the request of the Company as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Courts in the State of Wyoming or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Wyoming or such other court shall deem proper.

9.3. AUTHORIZATION OF INDEMNIFICATION. Any indemnification or defense under this Section 9 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination,: (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by Independent Counsel (as hereinafter defined), selected by the Board, to the extent permitted by law, in a written opinion, or (iv) by the shareholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 9.1 or Section 9.2 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

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9.4. GOOD FAITH DEFINED. For purposes of any determination under Section 9.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books of account of the Company or another enterprise, or on information supplied to such person by the officers of the Company or another enterprise in the course of their duties, or on the advice of legal counsel for the Company or another enterprise or on information or records given or reports made to the Company or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which such person was or is serving at the request of the Company as a director, officer, employee, partner, member or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or Section 9.2, as the case may be.

9.5. EXPENSES PAYABLE IN ADVANCE. Expenses, including attorney’s fees, incurred by a current or former director or officer in defending any action, suit or proceeding described in Section 9.1 or Section 9.2 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized in this Section 9.

9.6. NON-EXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification, defense and advancement of expenses provided by or granted pursuant to this Section 9 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Company that indemnification of the persons specified in Section 9.1 or Section 9.2 shall be made to the fullest extent permitted by applicable law. The provisions of this Section 9 shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 9.1 or Section 9.2 but whom the Company has the power or obligation to indemnify under the provisions of the Act or otherwise.

9.7. CERTAIN REMEDIES. If a claim under Section 9.1 or 9.2 is not paid in full by the Corporation within thirty (30) days after a determination as to whether a claimant is entitled to indemnification pursuant to Section 9.3, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Act for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, Independent Counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Act nor an actual determination by the Corporation (including the Board, Independent Counsel or shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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9.8. BINDING EFFECT. If a determination shall have been made pursuant to Section 9.3 that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 9.7.

9.9. VALIDITY OF THIS ARTICLE. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 9.3 that the procedures and presumptions of this Article 9 are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article 9.

9.10. INSURANCE. The Company may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Company, or a direct or indirect wholly owned subsidiary of the Company, or was or is serving at the request of the Company, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power or the obligation to indemnify, hold harmless or defend such person against such liability under the provisions of this Section 9.

9.11. CERTAIN DEFINITIONS. For purposes of this Section 9, references to “the Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who was or is a director, officer, employee or agent of such constituent corporation, or was or is serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 9 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 9, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Section 9. For purposes of this Section 9, “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article 9.

9.12. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification, defense and advancement of expenses provided by, or granted pursuant to, this Section 9 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.13. LIMITATION ON INDEMNIFICATION. Notwithstanding anything contained in this Section 9 to the contrary, except for proceedings to enforce rights to indemnification and defense under this Section 9 (which shall be governed by Section 9.14(b)), the Company shall not be obligated under this Section 9 to indemnify, hold harmless or defend any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.

9.14. CONTRACT RIGHTS.

(a) The obligations of the Company under this Section 9 to indemnify, hold harmless and defend a person who was or is a director or officer of the Company or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Company, including the duty to advance expenses, shall be considered a contract between the Company and such person, and no modification or repeal of any provision of this Section 9 shall affect, to the detriment of such person, such obligations of the Company in connection with a claim based on any act or failure to act occurring before such modification or repeal.

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(b) If a claim under Section 9.1, Section 9.2 or Section 9.5 is not paid in full by the Company within 90 days after a written claim has been received by the Company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 45 days, the person making such claim may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, such person shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by such person to enforce a right to indemnification hereunder (but not in a suit brought by such person to enforce a right to an advancement of expenses) it shall be a defense, and (ii) in any suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such expenses upon a final adjudication that such person has not met any applicable standard for indemnification set forth in the Act. Neither the failure of the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its Shareholders) to have made a determination prior to the commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in the Act, nor an actual determination by the Company (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its shareholders) that such person has not met such applicable standard of conduct, shall create a presumption that such person has not met the applicable standard of conduct or, in the case of such a suit brought by such person, be a defense to such suit.

9.15. INDEMNIFICATION AGREEMENTS. Without limiting the generality of the foregoing, the Company shall have the express authority to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers of the Company in connection with their service to, or status with, the Company or any other corporation, entity or enterprise with whom such person is serving at the express written request of the Company.

9.16. INDEMNIFICATION OF OTHER PERSONS. The Corporation may grant rights to indemnification, and rights to the advancement by the Corporation of expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Corporation or any predecessor of the Corporation to the fullest extent of the provisions of this Article 9 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE 10

FISCAL YEAR

The fiscal year of the Company shall be such twelve-month period as determined by the Board.

ARTICLE 11

DIVIDENDS

The Board may from time to time, declare, and the Company may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and these Articles of Incorporation.

ARTICLE 12

WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of the law under which this Company is organized, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE 13

CONFLICT WITH APPLICABLE LAW OR ARTICLES OF INCORPORATION

These Bylaws are adopted subject to any applicable law and the Articles of Incorporation. Whenever these Bylaws may conflict with any applicable law or the Articles of Incorporation, such conflict shall be resolved in favor of such law or the Articles of Incorporation.

ARTICLE 14

AMENDMENTS

To the extent permitted by the Act, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, by a majority vote of the Board.

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Appendix D

FORM OF DELAWARE CERTIFICATE OF MERGER

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

DOMESTIC CORPORATION INTO

FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned surviving corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is BT Brands, Inc., a Wyoming corporation, and BT Brands, Inc., a Delaware corporation.

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is BT Brands, Inc., a Wyoming corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on the date of filing of this Certificate.

SIXTH: The Agreement of Merger is on file at 405 Main Avenue West, Suite 2D, West Fargo, ND 58078, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 405 Main Avenue West, Suite 2D, West Fargo, ND 58078.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the______________ day of ________________, A.D., ________.

By:
Authorized Officer
Name:	Gary Copperud
Print or Type

Title:	Chief Executive Officer

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Appendix E

FORM OF WYOMING ARTICLES OF MERGER

ARTICLES OF MERGER

OF

BT BRANDS, INC.

(a Wyoming corporation)

and

BT BRANDS, INC.

(a Delaware corporation)

Pursuant to Section 17-16-1106 of the Business Corporation Act of the State of Wyoming (“WBCA”), the undersigned surviving corporation hereby adopts these Articles of Merger:

FIRST: The name and state of each of the constituent corporations to the merger is:

BT Brands, Inc., a Wyoming corporation (“BTB-Wyoming”), and

BT Brands, Inc., a Delaware corporation (“BTB-Delaware”).

SECOND: An Agreement and Plan of Merger (the “Plan”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations, in the case of BTB-Wyoming, satisfying the requirements of the WBCA and the articles of incorporation and bylaws of BTB-Wyoming, and, in the case of BTB-Delaware, satisfying the requirements of the Delaware General Corporation Law and the certificate of incorporation and bylaws of BTB-Delaware.

THIRD: The executed Plan is on file at the principal place of business of the surviving corporation, 405 Main Avenue West, Suite 2D, West Fargo, ND 58078. A copy of the Plan will be furnished by the surviving corporation, on request and without cost, to any stockholder of either constituent corporation.

FOURTH: The merger shall become effective upon the filing of these Articles of Merger with the Wyoming Secretary of State.

IN WITNESS WHEREOF, the undersigned has signed his name and affirmed that this instrument is in the act and deed of the surviving corporation and that the statements herein are true, under penalties of perjury, this ___ day of ________, 2020

BT BRANDS, INC.

By:
Name:	Gary Copperud
Title:	Chief Executive Officer

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